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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                                 June 27, 2000
                                 Date of Report
                       (Date of earliest event reported)


                                 XIRCOM, INC.
            (Exact name of registrant as specified in its charter)


        California                 0-19856                95-4221884
    ------------------        ------------------      ------------------
     (State or other          (Commission File         (I.R.S. Employer
      jurisdiction of              Number)             Identification No.)
      incorporation)

                          2300 Corporate Center Drive
                         Thousand Oaks, CA 91320-1420
                   (Address of principal executive offices)

                                (805) 376-9300
             (Registrant's telephone number, including area code)


                                Not Applicable

             (Former name or address, if change since last report)
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Item 5.  Other Events.

         The purpose of this Form 8-K is to announce that on June 22, 2000, the Hart-Scott-Rodino Act waiting period expired, and on June 27, 2000, Xircom, Inc. completed its acquisition of Omnipoint Technologies, Inc. from VoiceStream Wireless Corporation.
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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    XIRCOM, INC.


Dated:  June 27, 2000               By: /s/ RANDALL H. HOLLIDAY
                                    -----------------------------
                                    Randall H. Holliday
                                    Secretary and General Counsel